UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2012

(Exact name of registrant as specified in its charter)

Kentucky	001-33998	61-0156015
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of principal executive offices)

(Zip Code)

(502) 636-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

A copy of the news release issued by Churchill Downs Incorporated (the “Company”) on March 12, 2012 announcing the results of operations and financial condition for the fourth quarter and full year ended December 31, 2011, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 12, 2012 issued by Churchill Downs Incorporated.

Exhibit No.	Description

Exhibit 99.1	Press Release dated March 12, 2012 issued by Churchill Downs Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

March 12, 2012	/s/ William E. Mudd
	By:	William E. Mudd
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)